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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 9, 2007

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                            Implantable Vision, Inc.
             (Exact name of registrant as specified in its charter)

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
      Utah                          0-10315                       95-4091368
(State or other           (Commission File Number)             (I.R.S. Employer
jurisdiction of                incorporation)                Identification No.)
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            20-30 47th Street, Second Floor, Astoria, New York 11105
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (646) 415-8494

                                   ----------

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY IN TO A MATERIAL DEFINITIVE AGREEMENT.

CONSULTING AGREEMENT WITH D. VERNE SHARMA

     On March 9, 2007, Implantable Vision, Inc. (the "Company") entered into a Consulting Agreement with D. Verne Sharma ("Sharma"). Pursuant to the Consulting Agreement, Sharma agreed to provide consulting services to the Company in all areas of its business, including strategic planning, corporate structure, identification of key personnel and assistance in the day-to-day management of the Company, for a period of three years commencing on January 1, 2007. The Company agreed to pay Mr. Sharma $10,000 per month during the term of the Consulting Agreement. It also granted to him options to purchase up to 850,000 shares of the common stock, par value $0.001 per share, of the Company (the "Common Stock") at an exercise price of $1.19 per share. Options to purchase up to 250,000 shares of Common Stock vested upon the execution of the Consulting Agreement, and the remaining options shall vest in equal quarterly installments commencing on April 1, 2007. The term of the Consulting Agreement shall automatically renew for additional one-year terms unless both parties agree with written notice that the Consulting Agreement will not continue, which notice must be received at least sixty (60) days prior to the expiration of the then-current term.

     The foregoing summary is qualified in its entirety by reference to the Consulting Agreement, which is attached hereto as Exhibit 10.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (d)    Exhibits.

     10.1   Consulting Agreement between the Company and D. Verne Sharma.

     99.1   Press Release of the Company, dated March 13, 2007.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IMPLANTABLE VISION, INC.


                                        By: /s/ Dr. George Rozakis
                                            ------------------------------------
                                        Name: Dr. George Rozakis
                                        Title: President and Chief Executive
                                               Officer

Dated: March 12, 2007

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                                  EXHIBIT INDEX

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
EXHIBIT
 NUMBER   DESCRIPTION
-------   -----------
10.1      Consulting Agreement between the Company and D. Verne Sharma.

99.1      Press release of the Company dated March 13, 2007.
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